                   SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC 20549



                           FORM 8-K

                        CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest even          11-Jun-96


The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                   The Money Store Inc., as Representative

                   Transworld Insurance Company d/b/a Educaid, As Seller
- --------------------------------------------------------------------------------
                   (Exact name of regristrant as specified in its charter)



      New Jersey                                22-2293022
      Arizona              33-89200             86-0255348

      State or othe   (Commission             (IRS Employer
      jurisdiction    File Number)            ID Number)
      incorporation)


      2840  Morris  Avenue,  Union,  New Jersey 07083
- --------------------------------------------------------------------------------
      (Address of principal executive officer)


      Regristrant's Telephone Number,
      including area code:                 908-686-2000


                             n/a
- --------------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

      Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-4, Class A-6 Noteholders with respect to the following Distribution Dates:

      A-4......................................................    17-Jun-96


      A-5......................................................    14-Jun-96



      A-6......................................................    11-Jun-96

                          SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                           CLASSNOTES TRUST 1995-I


                                           THE MONEY STORE INC., Representative
                                           TRANS-WORLD INSURANCE COMPANY, Seller




                                           By: \S\ Harry Puglisi
                                           Name:  Harry Puglisi
                                                Title:    Treasurer
                                                of The Money Store Inc. and
                                           Trans-World Insurance Company
                                                     d/b/a Educaid


Dated:    06/17/96

                        TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                            CLASSNOTES TRUST  1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-4    Determination Date               06/11/96
Cusip #  182743AA2      Distribution Date                06/17/96
                        Record Date                      06/13/96



(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-4 NOTES                                               450,000.00
               Per $50,000 original principal amount of the Notes         50,000.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-4 NOTES                                                 2,243.87
               Per $50,000 original principal amount of the Notes            249.319125


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-4 NOTES                                                     0.00
               Per $50,000 original principal amount of the Notes              0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-4 NOTES                                                     0.00
               Per $50,000 original principal amount of the Notes              0.000000


(iv)       Pool Balance at end of preceding Collection Period            520,790,424.87


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-4 NOTES                                                  0.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                        CLASS A-4 NOTES
                        PERIOD 1                                               5.32250%
                        PERIOD 2                                               5.38891%
                        PERIOD 3                                               5.51000%
                        CURRENT RATE          (LIBOR)                          5.43969%


                       2.  NET LOAN RATE
                        PERIOD 1                                                                  6.4700%
                        PERIOD 2                                                                  6.5950%
                        PERIOD 3                                                                  6.6200%

               (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rat                               2,738.75

(vii)      (a)   Service Fee for related Collection Period  (Pro R                              15,223.21
               Per $50,000 original principal amount of the Notes                            1,691.467778

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                  0.00
               Per $50,000 original principal amount of the Notes                                0.000000

                    2.  Remaining Balance                                                            0.00
               Per $50,000 original principal amount of the Notes                                0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                              26.25
               Per $50,000 original principal amount of the Notes                                2.916667

                    2.  Auction Agent Fee  (Pro Rata)                                                0.00
               Per $50,000 original principal amount of the Notes                                0.000000

                    3.  Indenture Trustee Fee  (Pro Rata)                                            0.00
               Per $50,000 original principal amount of the Notes                                0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                     15.24
               Per $50,000 original principal amount of the Notes                                1.693768

                    5.  Surety Provider Fee  (Pro Rata)                                            153.71
               Per $50,000 original principal amount of the Notes                               17.078704


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                               0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                                0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                         0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                             0.00

            (c)      Amount in the Reserve Account                                           2,072,485.42


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                               0.00




(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                     0.00

           (b)     Amount in the Pre-Funding Account                                               27,007,384.54

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                           0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                          0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                                0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60                                   3,544,009.55
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90                                   2,000,553.91
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180                                  2,652,763.55
                 Delinquent

          (d)  Number of Financed Student Loans that are more than                                    349,166.02
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                     241,480.90

(xix)     Parity Percent                 Numer581,313,208.67
            as 04/30/96              Denominat576,630,627.90                                             100.81%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                           2,222.13

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                          0.00


The Money Store, Inc.



By:  \S| Harry Puglisi
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                                2840 MORRIS AVENUE
                                UNION, NJ  07083

                              CLASSNOTES TRUST  1995 - I
Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-6    Determination Date               06/05/96
Cusip #  182743AC8      Distribution Date                06/11/96
                        Record Date                      06/07/96





(i) Amount of Principal being paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                                  0.00
               Per $50,000 original principal amount of the Notes                           0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                            419,650.00
               Per $50,000 original principal amount of the Notes                         211.944444


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                                  0.00
               Per $50,000 original principal amount of the Notes                           0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

               CLASS A-6 NOTES                                                                  0.00
               Per $50,000 original principal amount of the Notes                           0.000000


(iv)       Pool Balance at end of preceding Collection Period                         520,790,424.87


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                  CLASS A-6 NOTES                                                      99,000,000.00


(vi)       Applicable Interest Rate:
               (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                        CLASS A-6 NOTES
                        PERIOD 1                                                             5.3400%
                        PERIOD 2                                                             5.5000%
                        PERIOD 3                                                             5.5000%
                        CURRENT RATE          (Based on Auction)                             5.4500%



                       2.  NET LOAN RATE
                        PERIOD 1                                                                   6.4700%
                        PERIOD 2                                                                   6.5950%
                        PERIOD 3                                                                   6.6200%

               (b)   Amount of Interest that would have been paid
                      on such Note Distribution Date if Interest was
                      calculated instead based on the Net Loan Rat                              510,950.00

(vii)      (a)   Service Fee for related Collection Period  (Pro R                               33,943.65
               Per $50,000 original principal amount of the Notes                                17.143258

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                                   0.00
               Per $50,000 original principal amount of the Notes                                 0.000000

                    2.  Remaining Balance                                                             0.00
               Per $50,000 original principal amount of the Notes                                 0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                            1,237.50
               Per $50,000 original principal amount of the Notes                                 0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                            22,804.38
               Per $50,000 original principal amount of the Notes                                11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                             0.00
               Per $50,000 original principal amount of the Notes                                 0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                     718.64
               Per $50,000 original principal amount of the Notes                                 0.362950

                    5.  Surety Provider Fee  (Pro Rata)                                           7,246.25
               Per $50,000 original principal amount of the Notes                                 3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                               0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                                0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                     0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                         0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                            0.00

            (c)      Amount in the Reserve Account                                          2,072,485.42


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                              0.00




(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                     deposit in the Pre-Funding Account                                                     0.00

           (b)     Amount in the Pre-Funding Account                                               27,007,384.54

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
           Additional Financed Student Loans during the preceding collection
           period                                                                                           0.00

(xvi)    Amount in the Pre-Funding Account at the end of the Funding Period
           to be distributed as a payment of principal in respect of:

               (a) CLASS A-1 NOTES                                                                          0.00
               (b) CLASS A-1 NOTES (Only if Class___ Notes
                     have been paid in full)                                                                0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
           the preceding collection period.                                                                 0.00

(xviii) As of the end of the preceding Collection Period:

          (a)  Number of Financed Student Loans that are 30 to 60                                   3,544,009.55
                 Delinquent

          (b)  Number of Financed Student Loans that are 61 to 90                                   2,000,553.91
                 Delinquent

          (c)  Number of Financed Student Loans that are 91 to 180   2,652,763.55
                 Delinquent

          (d)  Number of Financed Student Loans that are more than                                    349,166.02
                 days Delinquent

          (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
                 awaiting payment                                                                     241,480.90

(xix)     Parity Percent                 Numer581,313,208.67
            as 04/30/96              Denominat576,630,627.90                                             100.81%

(xx)      Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                           2,222.13

(xxi)     Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                          0.00


The Money Store, Inc.



By: \S\ Harry Puglisi
Harry Puglisi
Treasurer

                         TRANS-WORLD INSURANCE COMPANY
                              2840 MORRIS AVENUE
                               UNION, NJ  07083

                                 CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing
Agreement
           CLASS A-5     Determination Date              06/10/96
Cusip # 182743ABO        Distribution Date               06/14/96
                         Record Date                     06/12/96


(i) Amount of Principal being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                 0.00
                Per $50,000 original principal amount of the Notes                          0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                            95,841.67
                Per $50,000 original principal amount of the Notes                         51.527778


(iii)      (A)  Amount of Noteholders' Auction Rate
                  Interest Carryover being paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                 0.00
                Per $50,000 original principal amount of the Notes                          0.000000

           (B)  Remaining Amount of Noteholders' Auction
                  Rate Interest Carryover to be paid or distributed in respect of the Notes

                CLASS A-5 NOTES                                                                 0.00
                Per $50,000 original principal amount of the Notes                          0.000000


(iv)       Pool Balance at end of preceding Collection Period                         520,790,424.87


(v)        Outstanding Principal amount after giving effect to
            distributions on this Note Distribution Date:

                   CLASS A-5 NOTES                                                     93,000,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                        1.  Auction Rate for the prior Interest Period:

                         CLASS A-5 NOTES
                         PERIOD 1                                                            5.3470%
                         PERIOD 2                                                            5.4200%
                         PERIOD 3                                                            5.4300%
                         CURRENT RATE                (Based on Auc                           5.3000%


                        2.  NET LOAN RATE
                         PERIOD 1                                                             6.4700%
                         PERIOD 2                                                             6.5950%
                         PERIOD 3                                                             6.6200%

                (b)   Amount of Interest that would have been paid
                       on such Note Distribution Date if Interest was
                       calculated instead based on the Net Loan Ra                         120,435.00

(vii)      (a)   Service Fee for related Collection Period  (Pro R                          31,886.46
                Per $50,000 original principal amount of the Notes                          17.143258

            (b)   Service Fee Carryover for related Collection Period
                    1.  Distributed                                                              0.00
                Per $50,000 original principal amount of the Notes                           0.000000

                    2.  Remaining Balance                                                        0.00
                Per $50,000 original principal amount of the Notes                           0.000000


(viii)     Amount of Fees for related Collection Period:

                    1.  Administration Fee  (Pro Rata)                                       1,162.50
                Per $50,000 original principal amount of the Notes                           0.625000

                    2.  Auction Agent Fee  (Pro Rata)                                       21,422.29
                Per $50,000 original principal amount of the Notes                          11.517361

                    3.  Indenture Trustee Fee  (Pro Rata)                                        0.00
                Per $50,000 original principal amount of the Notes                           0.000000

                    4.  Eligible Lender Trustee Fee  (Pro Rata)                                675.09
                Per $50,000 original principal amount of the Notes                           0.362950

                    5.  Surety Provider Fee  (Pro Rata)                                      6,807.08
                Per $50,000 original principal amount of the Notes                           3.659722


(ix)       Amount of payments to the Surety Provider in
            reimbursement of prior draws under any Note
            Surety Bond or the Certificate Surety Bond                                           0.00

(x)        Aggregate amount of Realized losses for the
            related Collection period                                                            0.00

(xi)       Aggregate amount received with respect to Financed
            Student Loans for which Realized Losses were
            allocated previously                                                                 0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                      in the Reserve Account                                                     0.00

            (b)     Amount of any other withdrawals from the Reserve
                      Account for such Distribution Date                                         0.00

            (c)      Amount in the Reserve Account                                       2,072,485.42


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
            such draw)                                                                           0.00